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                                                                    Draft 7/1/96




                                __________ Shares

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.

                            (a Delaware Corporation)

                                  Common Stock
                           (Par Value $0.001 Per Share)



                             UNDERWRITING AGREEMENT



                                                                     July , 1996


GERARD KLAUER MATTISON & CO., LLC
As Representative of the
   several underwriters
   named in Schedule I hereto
c/o Gerard Klauer Mattison & Co., LLC
529 Fifth Avenue
New York, New York 10017



Dear Sirs:

         Cellular Technical Services Company, Inc., a Delaware corporation (the "Company"), proposes to issue and sell ____________ shares of its Common Stock, $0.001 par value (the "Company Shares") to the several underwriters named in
Schedule  I hereto  (the  "Underwriters").  The  selling  shareholders  named in
Schedule II hereto (the "Selling Shareholders") shall also sell to the Underwriters _____________ shares of the Company's Common Stock, (the "Shareholder Shares"). Upon your request, as provided in Section 2 hereof, certain of the Selling Shareholders shall have the right to, and the Company will be obligated to sell to the Underwriters an aggregate of not more than _______ additional shares of its Common Stock (the "Additional Shares") solely for the purposes of covering over-allotments, if any. As used herein, (i) the "Initial Shares" shall mean the Company Shares and Shareholder Shares and
(ii) the "Shares" shall mean the Company Shares, the Shareholder Shares, and the Additional Shares.

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         1. Registration Statement and Prospectus.  The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-1 including a prospectus relating to the Shares, which may be amended. The registration statement as amended at the time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Act, is hereinafter referred to as the "Registration Statement"; and the prospectus (including any prospectus subject to completion taken together with any term sheet meeting the requirements of Rule 434(b) or Rule 434(c) under the Act) in the form first used to confirm sales of Shares is hereinafter referred as the "Prospectus".

         2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Underwriter agrees to purchase, severally and jointly, from the Company at a price per share of $______ (the "Purchase Price") the number of Company Shares set forth in
Schedule I hereto; the Selling Shareholders agree to sell and each Underwriter agrees to purchase, severally and jointly, from the Selling Shareholders at the Purchase Price the number of Shareholder Shares set forth in Schedule II hereto.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Shareholders have the option to sell in the aggregate up to _______ Additional Shares, and to the extent the Selling Shareholders exercise their option to sell in the aggregate less than all of the Additional Shares, the Company agrees to issue and sell any portion of or all of the Additional Shares, and the Underwriters shall have the right to purchase, severally and jointly, up to __________ Additional Shares from the Selling Shareholders and the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Company Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof through you to the Company within 30 days after the date of this Agreement. Such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than two business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares as the number of Company Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Company Shares.

         The Company hereby agrees and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company, and (ii) each shareholder listed on Annex I hereto, pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any Common
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Stock of the  Company  or any  securities  convertible  into or  exercisable  or exchangeable for such Common Stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such common stock, except to the Underwriters pursuant to this Agreement, for a period of 180 days after the date of the Prospectus without your prior written consent. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plan and
(ii) the Company may issue shares of its Common Stock upon the exercise of an option or warrant outstanding on the date hereof or the conversion of a security outstanding on the date hereof.

         3. Terms of Public Offering. The Company has been advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

         4. Delivery and Payment. Delivery to the Underwriters of and payment for the Initial Shares shall be made at 10:00 A.M., New York City time, on the date (the "Closing Date") that is the third or fourth business day, unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), following the date of the initial public offering, at such place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Initial Shares may be varied by agreement among you, the Company and the Selling Shareholders.

         Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

         Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the applicable Option Closing Date, as the case may be. Certificates in definitive form evidencing the Company Shares or the Additional Shares shall be delivered to you on the Closing Date or the applicable Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters against payment of the Purchase Price therefor on such date by certified or official bank check or checks to the order of the Company payable in New York Clearing House Funds or similar next-day funds or by wire transfer of similar funds to such account as the Company may specify at least two days in advance of payment. Certificates in definitive form evidencing the Shareholder Shares shall be delivered to you on the Closing Date, with any transfer taxes thereon duly paid by the Selling Shareholders, for the respective accounts of the several Underwriters against payment of the Purchase Price therefor on such date by certified or official bank check or checks to the order of the

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Selling  Shareholders'  attorney-in-fact  (as  named  herein),  as agent for the
Selling Shareholders, in New York Clearing House Funds or similar next-day funds.

         5.       Agreements  of  the  Company.  The  Company  agrees  with  the
Underwriters:

                  (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

                  (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration
Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (c) To furnish to you and each Underwriter designated by you, without charge, as many signed copies of the Registration Statement as originally filed with the Commission and of each amendment to it, including all exhibits, and such number of conformed copies of the Registration Statement as so filed and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits) as you may reasonably request.

                  (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus (including the issuance or filings of any term sheet within the meaning of Rule 434) of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus (including the issuance or filings of any term sheet within the meaning of Rule 434) which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

                  (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

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                  (f) If during the period  specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify such number of copies thereof as such Underwriters or dealers may reasonably request.

                  (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale under state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

                  (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

                  (i) During  the  period of five  years  after the date of this
Agreement, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Common Stock a financial report of the Company, all such financial reports to include a balance sheet, a statement of operations, a statement of cash flows and a statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a balance sheet, a statement of operations and a statement of cash flows as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                  (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of its Common Stock or filed with the Commission and such other publicly available information concerning the Company as you may reasonably request.

                  (k) To pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements

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and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents prepared, printed or delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such preparation, printing or delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) the filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vi) the inclusion of the [Company] Shares [and the Additional Shares] on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System and
(vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold.

                  (l) To use its best efforts to maintain the inclusion of such Common Stock in the NASDAQ National Market System (or on a national securities exchange) for a period of five years after the effective date of the Registration Statement.

                  (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

         6. Representations and Warranties of the Company. The Company represents and warrants you that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information

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relating  to any  Underwriter  furnished  to the  Company  in  writing  by  such
Underwriter through you expressly for use therein.

                  (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and is duly qualified to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company.

                  (e)      The Company has no subsidiaries.

                  (f) All the outstanding shares of capital stock of the Company (including the Shareholder Shares) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Company Shares and the Additional Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Company Shares and Additional Shares will not be subject to any preemptive or similar rights.

                  (g) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus.

                  (h) The Company is not in violation of its charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company is a party or by which it or its property is bound, except for such violations and defaults which would not reasonably be expected to have a material adverse effect on the business or condition (financial or otherwise) of the Company.

                  (i) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any

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agreement,  indenture or other  instrument to which it is a party or by which it or its property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company and its property.

                  (j) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company is a party or of which any of its property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

                  (k) The Company has not violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company.

                  (l) The Company has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business; the Company has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company.

                  (m) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company.

                  (n) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operation of the Company, the Company has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company is a party are valid and binding

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and no default has occurred or is continuing  thereunder,  which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company, and the Company enjoys peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company.

                  (o) The Company owns or possesses adequate rights to use all patents, trademarks registrations, service marks, service mark registrations, trade names, mask works, copyrights, licenses, inventions, trade secrets and rights necessary for each of the products and technology which the Company has identified in the Prospectus as having been developed by the Company, and the Company is not aware of any claims to the contrary or any challenges by any other person to the rights of the Company with respect to the foregoing. The Company's business as now conducted does not and will not infringe or conflict with, in any material respect, patents, trademarks, service marks, mask works, trade names, copyrights, licenses, inventions, trade secrets or other intellectual property or franchise rights of any person or entity, except for such infringements or conflicts which would not reasonably have a material adverse effect on the business or condition (financial or otherwise) of the Company. Except as described in the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any patent, trademarks, service marks, mask works, trade names, copyrights, licenses, inventions, trade secrets or other intellectual property or franchise rights of any person or entity. The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark (the "PTO") all its United States patent applications described or referred to in the Prospectus. The Company has clear title to its patents and patent applications referred to in the Prospectus.

                  (p)      The Company  maintains reasonably adequate insurance.

                  (q) Ernst & Young LLP are independent public accountants with respect to the Company as required by the Act.

                  (r) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (s) The Company is not and, immediately after the Closing Date will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (t) No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company.

                  (u) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company thereof except as otherwise disclosed in the Registration Statement.

                  (v) All material tax returns required to be filed by the Company in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

                  (w) The Company has filed a registration statement pursuant to
Section 12(g) of the Exchange Act, to register the Common Stock, has filed an application to list the [Company] Shares [and the Additional Shares] on the NASDAQ National Market System, and has received notification that the listing has been approved, subject to notice of issuance of the [Company] Shares [and the Additional Shares].

                  (x) The Company has signed agreements with AT&T Wireless Services, LIN Broadcasting Company, American Cellular Communications, 360[d] Communications Company (formerly Sprint Cellular Company), Ameritech Mobile Communications, Inc., AirTouch Cellular, and Bell Atlantic NYNEX Mobile. These agreements, as described in the Prospectus, have been duly executed and delivered and are valid, binding and in full force and effect.

                  (y) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                  (z) There are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

         [Additional representations may be added after consultation with representatives of Gerard Klauer Mattison & Co., LLC]

         7. Representations and Warranties of the Selling Shareholders. Each Selling shareholder severally and not jointly represents and warrants to the Underwriters that:

                  (a) Such Selling Shareholder is the lawful owner of the Shareholder Shares which may be sold by such Selling Shareholder pursuant to this Agreement and has, and on the Option Closing Date, if applicable, will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

                  (b) Upon delivery of and payment for such Shares pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever except as set forth in this Agreement or in the Custody Agreement (as defined herein).

                  (c) Such Selling Shareholder has full legal right, power and authority to enter into this Agreement and the Custody Agreement between the Selling Shareholders and _____________, as Custodian (the "Custody Agreement"), and to sell, assign, transfer and deliver such Shareholder Shares in the manner provided herein and therein, and this Agreement and the Custody Agreement have been duly authorized, executed and delivered by such Selling Shareholder and each of this Agreement and the Custody Agreement is a valid and binding agreement of such Selling Shareholder enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law or equitable principles, and except as may be limited by bankruptcy, reorganization or moratorium or similar laws affecting the enforceability of creditors' rights generally and rules of law governing specific performance, injunctive relief and other equitable remedies.

                  (d) The power of attorney signed by such Selling Shareholder appointing Stephen Katz and Michael E. McConnell or either one of them as his or its attorney-in-fact ("Selling Shareholders' attorney-in-fact") to the extent set forth therein with regard to the transaction contemplated hereby and by the Registration Statement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding instrument of such Selling Shareholder enforceable in accordance with its terms except as may be limited by bankruptcy, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and rules of law governing specific performance, injunctive relief and other equitable remedies, and, pursuant to such power of attorney, such Selling Shareholder has authorized and or either one of them, to execute and deliver on his or its behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares which may be sold by such Selling Shareholder pursuant to this Agreement.

                  (e) Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement and, other than as permitted by the Act, the Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

                  (f) The execution, delivery and performance of this Agreement by such Selling Shareholder, compliance by such Selling Shareholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the Act or state securities or Blue Sky laws), and will not conflict with or constitute a breach of any agreement, indenture or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any property of such Selling Shareholder is bound, or violate or conflict with any law, administrative regulation or ruling or court decree applicable to such Selling Shareholder or property of such Selling Shareholder.

                  (g) Such parts of the Registration Statement under the caption "Principal and Selling Shareholders" which specifically relate to such Selling Shareholder do not, and will not on the Closing Date (and any Option Closing Date, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

                  (h) At any time during the period described in paragraph 5(e) hereof, if there is any change in the information referred to in paragraph 7(g) above with respect to such Selling Shareholder, such Selling Shareholder will immediately notify you of such change.

         8. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments
(i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) caused by any untrue statement or alleged untrue statement of material fact contained in the Prospectus or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment.

         (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought hereunder, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel within a reasonable time after notice of commencement of the action or
(iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which involve a conflict of interest with the interests of the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by you and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent, provided that such consent shall not be unreasonably withheld, but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (c) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments (including, without limiting the foregoing, the fees and expenses of counsel incurred in connection with any action, suit or governmental or regulatory proceeding) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) caused by any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (but, in the case of any such Registration Statement or Prospectus, only insofar as such statement
                                      -13-
or omission was made in reliance upon written information furnished by such Selling Shareholder to the Company or an Underwriter specifically for inclusion therein), except insofar as (i) such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Selling Shareholder by or on behalf of such Underwriter through you expressly for use therein or (ii) such losses, claims, damages, liabilities or judgments arise out of or are based upon any action or alleged untrue statement or omission made in or from any preliminary prospectus but corrected in the Prospectus, as amended or supplemented, if the person asserting any such loss, claim, damage or liability purchased such securities from such Underwriter, but was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (or of the Prospectus as then amended or supplemented), in any case where such delivery is required under the Act, and where the Prospectus (as amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment. Notwithstanding the foregoing, the aggregate liability of any Selling Shareholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate purchase price received by such Selling
Shareholder from the sale of such Selling Shareholder's Shareholder Shares hereunder.

         (d) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against a Selling Shareholder, such Underwriter or such person controlling an Underwriter shall promptly notify such Selling Shareholder in writing and such Selling Shareholder shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses of such counsel. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person, other than the Selling Shareholder, unless (i) the employment of such counsel has been specifically authorized in writing by such Selling Shareholder, (ii) such Selling Shareholder has failed to assume the defense thereof and employ counsel within a reasonable time after notice of commencement of the action or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and such Selling Shareholder, and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which involve a conflict of interest with the interests of the Company (in which case, such Selling Shareholder shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that such Selling Shareholder shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by you, and that all such fees and expenses shall be reimbursed as they are incurred). Such Selling Shareholder shall not be liable for any settlement of any such action effected without the written consent of such Selling Shareholder, provided that such consent shall not be unreasonably withheld. Such Selling
                                      -14-

Shareholder shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (e) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, any Selling Shareholder who sells Shareholder Shares, the Company's directors and officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of the Selling Shareholders who sell
Shareholder Shares, any of the Company's directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any such person controlling the Company and any such Selling Shareholder shall have the rights and duties given to the Underwriter, by Section 8(b) hereof.

         (f) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, such Selling Shareholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and you Selling Shareholders, respectively, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Shareholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or
                                      -15-
the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8(f) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

         9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Initial Shares under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) The Registration Statement shall have become effective not later than 5:00 P.M. (and in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 10:00p.m.), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

                  (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set
                                      -16-
forth in the Registration Statement and Prospectus, (iii) the Company shall have no liability or obligation, direct or contingent, which is material to the Company, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by _______________ and _______________, in their capacities as the _______________ and _______________ of the Company, confirming the matters set forth in paragraphs (a), (b), and (c) of this Section 9.

                  (d) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Parker Chapin Flattau & Klimpl LLP, counsel for the Company, to the effect that:

                           (i) the Company is in good standing as a Delaware corporation and is duly qualified to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company;

                           (ii) all the outstanding shares of Common Stock, including the Shareholder Shares, have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                           (iii) the Company Shares and the Additional Shares have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights;

                           (iv) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

                           (v) the authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus;

                           (vi) the Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission;

                           (vii) the statements under the captions "_______", "_______________", "_______________", "_______________", "___________",
         "_______________", "Description of Capital Stock" and "Underwriting" in the Prospectus and Items 13 and 14 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                           (viii) the Company is not in violation of its charter or by-laws and, to the best of such counsel's knowledge after due inquiry, the Company is not in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company, to which the Company is a party or by which its property is bound;

                           (ix) the execution, delivery and performance of this Agreement by the Company and each Selling Shareholder, compliance by each of them with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of or filing with any United States federal or state court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, the Exchange Act, by the rules, regulations or by-laws of the National Association of Securities Dealers, Inc. and the NASDAQ National Market System or other securities or Blue Sky laws) and, to the best of such counsel's knowledge, will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement, indenture or other instrument to which the Company is a party, or by which it or its properties are bound, or violate or conflict with any United States federal or state laws, administrative regulations or rulings or court decrees applicable to the Company or its properties, except for such conflicts, breaches and defaults which would not reasonably be expected to have a material adverse effect on the business or condition (financial or otherwise) of the Company;

                           (x) after due inquiry,  such counsel does not know of
         any legal or governmental proceeding pending or threatened to which the Company is a party or to which any of its property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                           (xi) to the best of such counsel's knowledge, after due inquiry, the Company any has not violated any Environmental Laws, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company;

                           (xii) the Company has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus; to the best of such counsel's knowledge, after due inquiry, the Company has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company;

                           (xiii) the Company is not and, immediately following the Closing Date, will not be an "investment company" or a company
         "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                           (xiv) to the best of such counsel's knowledge, after due inquiry, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company;

                           (xv) to the best of such counsel's knowledge, after due inquiry, all leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company, and the Company enjoys peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company;

                           (xvi) (1) the Registration Statement (including any Registration Statement filed under 462 (b) of the Act, if any) and the Prospectus and any supplement or amendment thereto (except for financial statements as to which no opinion need be expressed) comply as to form in all material respects with the Act, and (2) such counsel believes that (except for financial statements, as aforesaid) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable (except for financial statements, as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (xvii) assuming due authorization, execution and delivery, the Custody Agreement is a valid and binding agreement of each Selling Shareholder enforceable in accordance with its terms, except as may be limited by bankruptcy, reorganization or moratorium or similar laws affecting the enforceability of creditors' rights generally and rules of law governing specific performance, injunctive relief and other equitable remedies;

                  (xviii) assuming due authorization, execution and delivery of the power of attorney signed by each Selling Shareholder appointing Stephen Katz and Michael E. McConnell or either of them, as such Selling Shareholder's attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement, such powers of attorney are valid and binding instruments of each Selling Shareholder enforceable in accordance with their terms;

                  (xix ) to the best of such counsel's knowledge, after due inquiry, no facts exist that would form a basis for the belief that the Company lacks any rights or licenses to use patents and know-how necessary for the manufacture, use or sale of those products or technologies which the Company has identified in the Prospectus as having been developed; to the best of such counsel's knowledge, no facts exist that would form a basis for the belief that the Company lacks any rights or licenses to use patents and know-how necessary for the manufacture, use or sale of the products proposed to be developed, as described in the Prospectus;

                  (xx) after due inquiry, such counsel is not aware of any valid patents or trademarks of others that would be infringed by the manufacture, use or sale by the Company of those products or technologies which the Company has identified in the Prospectus as having been developed by the Company, and except as disclosed in the Prospectus, such counsel has no knowledge of any pending or threatened action, suit, proceeding or claims by others that the Company is infringing any patent or trademark; and

                 (xxi) on the basis of the participation of such counsel in conferences with officers and representatives of the Company at which the portion of the Registration Statement and the Prospectus dealing with the Company's patents and patent applications ("Company Patents") were discussed, but without independent verification by such counsel of the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, such counsel has no reason to believe that the Registration Statement and the Prospectus included therein at the time that the Registration Statement became effective contained any untrue statement of a material fact relating to the Company Patents or omitted to state a material fact relating to the Company Patents required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  The opinion of Parker Chapin Flattau & Klimpl LLP described in paragraph (d) above shall be rendered to you at the request of the company and shall so state therein.

                  In giving such opinion with respect to the matters covered by clause (xvi) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                  (e) You shall have  received  on the  Closing  Date an opinion
dated the Closing  Date,  of Seed & Berry,  [        ],  patent  counsel for the
Company, substantially in the form delivered to you by Seed & Berry, [        ],
on the date of this Agreement.

                  (f) You shall have received on the Closing Date an opinion dated the Closing Date, of Andrews & Kurth, counsel for the Underwriters, as to the matters referred to in clauses (ix) and (x) (but only with respect to the statements under the caption "Description of Capital Stock" and "Underwriting") and (xvi) of the foregoing paragraph (d). In giving such opinion with respect to the matters covered by clause (xvi) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                  (g) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Ernst & Young LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Ernst & Young LLP on the date of this Agreement.

                  (h) The Company shall have delivered to you the agreements specified in Section 2 hereof.

                  (i) The Company and the Selling Shareholders shall not have failed at or prior to the Closing Date to perform or comply in any material respect with any of the agreements herein contained and required to be performed or complied with by the Company or the Selling Shareholders at or prior to the Closing Date, including, without limitation, the termination of all preemptive rights.

         The several obligations of the Underwriter to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

         10. Effective Date of Agreement and Termination. This Agreement shall become effective upon the later of (i) execution of this Agreement and (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

         This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or
                                      -21-
otherwise, of the Company, or the earnings, affairs, or business prospects of the Company, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System or any suspension of trading of any securities of the Company on any such exchange, or National Market System or on any over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

         If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Initial Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Initial Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Initial Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Initial Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Initial Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Initial Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase
Initial Shares, or Additional Shares, as the case may be, and the aggregate number of Initial Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

         11. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Stephen Katz, Chairman of the Board of Chief Executive Officer, Cellular Technical Services Company, Inc., 2401 Fourth Avenue, Seattle, Washington 98121 with a copy to Edward R. Mandell, Esq., Parker Chapin Flattau & Klimpl, LLP, (b) if to any Selling Shareholder, to, Cellular Technical Services Company, Inc., 2401 Fourth Avenue, Seattle, Washington 98121 98121 with a copy to Edward R. Mandell, Esq., Parker Chapin Flattau & Klimpl, LLP, and (c) if to you, Simon Strauss, Gerard Klauer Mattison & Co., LLC, 529 Fifth Avenue, New York, New York, 10017 with a copy to Emanuel S. Cherney, Esq., Andrews & Kurth LLP, 425 Lexington Avenue, New York 10017, or in any case to such other address as the person to be notified may have requested in writing.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of you set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on your behalf or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company,
(ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

         If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, and any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from the several Underwriters merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                                   * * * * * *

                               [SIGNATURES FOLLOW]

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                                    Very truly yours,

                                    CELLULAR TECHNICAL SERVICES COMPANY, INC.


                                    By:________________________________________
                                       Name:___________________________________
                                       Title:__________________________________


                                    THE SELLING SHAREHOLDERS NAMED IN
                                    SCHEDULE II HERETO


                                    By:________________________________________
                                       Name:___________________________________
                                       Attorney-in-Fact________________________





CONFIRMED AND ACCEPTED, as of the date first written:

GERARD KLAUER MATTISON & CO., LLC
Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto


   By:   GERARD KLAUER MATTISON & CO., LLC



   By:_____________________________________

                                   SCHEDULE I


                                               Number of Company Shares                 Number of Shareholder
             Underwriters                          to be Purchased                      Shares to be Purchased
             ------------                       ----------------------                  ----------------------
GERARD KLAUER
MATTISON & CO., LLC
[Additional Underwriters to
be specified]



                                   SCHEDULE II


                                         Number of Shares              Number of Additional
         Selling Shareholders               to be Sold                Shares  which may be Sold
         --------------------            ----------------             --------------------------

[Selling Shareholders to be specified]


                                     ANNEX I



               Required Officer, Director and Shareholder Lock-ups